MERRILL LYNCH
                                                                   MINNESOTA
                                                                   MUNICIPAL
                                                                   BOND FUND

                               [GRAPHIC OMITTED]

                                                          STRATEGIC
                                                                   Performance

                                                                   Annual Report
                                                                   July 31, 1998

Merrill Lynch Minnesota Municipal Bond Fund                        July 31, 1998

DEAR SHAREHOLDER

The Municipal Market Environment

During the six months ended July 31, 1998, long-term tax-exempt revenue bond yields were little changed. Throughout the period, the near absence of inflationary pressures continued to support low interest rates. However, consistently strong domestic economic growth has caused some investors to fear that the Federal Reserve Board will be forced eventually to raise short-term interest rates. Such action would be taken to ensure that the US economy's present rate of growth would decelerate before any inflationary pressures could develop. These concerns pushed bond yields modestly higher by late April.

However, the weakening financial conditions in many Asian countries subsequently calmed investor fears of Federal Reserve Board intervention, and fixed-income prices again moved higher. Long-term uninsured municipal bond yields, as measured by the Bond Buyer Revenue Bond Index, rose less than 5 basis points (0.05%) to end the July quarter at 5.36%. As in late 1997 and early 1998, US Treasury bond yields benefited from a "flight to quality" as foreign investors were drawn to the relative safe haven of US Government securities. Long-term US Treasury bond yields declined approximately 10 basis points to end the July quarter at 5.71%.

Thus far in 1998, the municipal bond market has experienced unexpectedly strong supply pressures. These supply pressures have prevented tax-exempt bond yields from declining as much as US Treasury bond yields. During the first six months of 1998, more than $153 billion in new tax-exempt bonds were underwritten, an increase of almost 50% compared to the same period a year ago. During the quarter ended July 31, 1998, municipalities issued over $75 billion in new securities, an increase of more than 35% compared to the same three-month period in 1997. Additionally, corporate issuers have also viewed current interest rate levels as an opportunity to issue significant amounts of taxable securities. Thus far in 1998, over $500 billion in investment-grade corporate bonds have been underwritten, an increase of more than 70% compared to the same period a year ago. This sizeable corporate bond issuance has tended to both support generally higher fixed-income yields and reduce the demand for tax-exempt bonds.

However, the recent pace of new municipal bond issuance is unlikely to be maintained. Continued increases in bond issuance will require lower and lower tax-exempt bond yields to generate the economic savings necessary for additional municipal bond refinancings. Preliminary estimates for 1998 total municipal bond issuance are in the $200 billion-$225 billion range. These estimates suggest that recent supply pressures are likely to abate later in the year. Earlier this year, municipal bond investors received approximately $30 billion in coupon payments, bond maturities and proceeds from early redemptions. The demand generated by these assets has helped to offset the increase in supply seen thus far in 1998.

The continued impact of the Asian financial crisis on the US domestic economy's future growth remains unclear. Current Asian economic conditions continue to reflect ongoing weakness. Recent trade data indicated that reduced US exports to these countries may have lowered US economic growth by as much as 2% in the first quarter of 1998. Since further trade deterioration is possible in the coming months, we do not believe that the Federal Reserve Board will be willing to raise interest rates, barring a dramatic and unexpected resurgence of domestic inflation.

These factors suggest that over the near term, interest rates are unlikely to rise by any appreciable amount. Recent supply pressures have caused municipal bond yield ratios to rise relative to US Treasury bond yields. At July 31, 1998, long-term tax-exempt bond yields were at attractive yield ratios relative to US Treasury securities of comparable maturities (over 90%), well in excess of their expected range of 85%-88%. Tax-exempt bond yield ratios rarely exceeded 90% in the 1980s and 1990s. Previous instances have usually been associated with potential changes in Federal tax code that would have adversely affected the tax-favored status of municipal bonds. The present situation has developed largely because of a temporary supply imbalance. These imbalances should soon be corrected as tax-exempt bond issuance slows from its current rapid pace later this year. Any further pressure on the municipal market may well represent a very attractive investment opportunity.

Merrill Lynch Minnesota Municipal Bond Fund                        July 31, 1998

Portfolio Strategy

During the six months ended July 31, 1998, our investment outlook for Merrill Lynch Minnesota Municipal Bond Fund was basically constructive. The deterioration in the Asian economies helped keep interest rates low, even in the face of strong domestic economic growth. This combination of strong growth and low inflation has kept bond yields within a rather narrow trading range over the past six months.

Issuance of new Minnesota tax-exempt municipal bonds was just over $2.8 million during the six-month period ended July 31, 1998. This represents an increase of more than 30% compared to the same six-month period a year ago. Additionally, the majority of new issuance in Minnesota was dominated by current coupons and lesser call protection. We do not view such securities as attractive additions to the Fund's portfolio.

Looking ahead, we expect to continue to maintain our fully invested position and our constructive portfolio strategy to seek to benefit from a lower interest rate environment. However, anticipated lack of new issuance in Minnesota may curtail our ability to execute this strategy.

Fiscal Year in Review

During the fiscal year ended July 31, 1998, total municipal issuance increased by more than 40% compared to the same period last year, while Minnesota municipal issuance increased by more than 20% over the same period. Both the tax-exempt and US Treasury markets experienced a decline in yields, although the greater increase in tax-exempt issuance resulted in municipal performance lagging that of US Treasury securities.

Given the narrow trading range of the municipal bond market, we maintained a slightly defensive strategy going into the second half of 1997. We believed that economic growth would resurge and the Federal Reserve Board would raise interest rates in order to keep inflation under control. However, in late October 1997, the Asian equity market turmoil created an increased demand for US Treasury securities, causing a rally in the bond market. In response to the Asian economic crisis and the continued domestic low inflation environment, we shifted the Fund to a more aggressive position by early November 1997. We remained constructive through July 31, 1998, participating in the continued bond market rally, which brought interest rates to their recent historic lows.

Throughout the fiscal year ended July 31, 1997, we maintained the Fund's fully invested position. These strategies produced total returns of +5.85%, +5.31%, +5.30% and +5.74% for the Fund's Class A, Class B, Class C and Class D Shares, respectively, for the year ended July 31, 1998. This compares to the Lipper Analytical Services, Inc. average total return of +5.17% for similar Minnesota tax-exempt funds during the same 12-month period.

In Conclusion

We appreciate your ongoing interest in Merrill Lynch Minnesota Municipal Bond Fund, and we look forward to assisting you with your financial needs in the months and years ahead.

Sincerely,


/s/ Arthur Zeikel

Arthur Zeikel
President


/s/ Vincent R. Giordano

Vincent R. Giordano
Senior Vice President


/s/ Hugh T. Hurley III

Hugh T. Hurley III
Vice President and Portfolio Manager


September 3, 1998

--------------------------------------------------------------------------------
We are pleased to announce that Hugh T. Hurley III is responsible for the day-to-day management of Merrill Lynch Minnesota Municipal Bond Fund. Mr. Hurley has been employed by Merrill Lynch Asset Management, L.P. (an affiliate of the Fund's investment adviser) since 1996 as Vice President and since 1993 as Assistant Vice President.
--------------------------------------------------------------------------------

Merrill Lynch Minnesota Municipal Bond Fund                        July 31, 1998

PERFORMANCE DATA

About Fund Performance

Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing(SM) System, which offers four pricing alternatives:

o Class A Shares incur a maximum initial sales charge (front-end load) of 4% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

o Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.25% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 10 years. (There is no initial sales charge for automatic share conversions.)

o Class C Shares are subject to a distribution fee of 0.35% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

o Class D Shares incur a maximum initial sales charge of 4% and an account maintenance fee of 0.10% (but no distribution fee).

      None of the past results shown should be considered a representation of future performance. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Recent Performance Results*
=============================================================================================================
                                                                                                 Standardized
                                                   12 Month      3 Month      Since Inception    30-Day Yield
                                                 Total Return  Total Return    Total Return      As of 7/31/98
==============================================================================================================
ML Minnesota Municipal Bond Fund Class A Shares     +5.85%        +2.03%         +53.56%           3.95%
--------------------------------------------------------------------------------------------------------------
ML Minnesota Municipal Bond Fund Class B Shares     +5.31         +1.90          +48.69            3.60
--------------------------------------------------------------------------------------------------------------
ML Minnesota Municipal Bond Fund Class C Shares     +5.30         +1.96          +28.34            3.50
--------------------------------------------------------------------------------------------------------------
ML Minnesota Municipal Bond Fund Class D Shares     +5.74         +2.00          +30.87            3.85
--------------------------------------------------------------------------------------------------------------

* Investment results shown do not reflect sales charges; results would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. The Fund's inception dates are Class A and Class B Shares, 3/27/92 and Class C and Class D Shares, 10/21/94.

Merrill Lynch Minnesota Municipal Bond Fund                        July 31, 1998

PERFORMANCE DATA (concluded)

Total Return Based on a $10,000 Investment--Class A Shares and Class B Shares

A line graph depicting the growth of an investment in the Fund's Class A Shares and Class B Shares compared to growth of an investment in the Lehman Brothers Municipal Bond Index. Beginning and ending values are:

                                                          3/27/92**        7/98
ML Minnesota Municipal Bond Fund+--
Class A Shares*                                           $ 9,600        $14,743
ML Minnesota Municipal Bond Fund+--
Class B Shares*                                           $10,000        $14,869
Lehman Brothers Municipal Bond
Index++                                                   $10,000        $15,928

Total Return Based on a $10,000 Investment--Class C Shares and Class D Shares

A line graph depicting the growth of an investment in the Fund's Class C Shares and Class D Shares compared to growth of an investment in the Lehman Brothers Municipal Bond Index. Beginning and ending values are:

                                                         10/21/94**        7/98
ML Minnesota Municipal Bond Fund+--
Class C Shares*                                           $10,000        $12,834
ML Minnesota Municipal Bond Fund+--
Class D Shares*                                           $ 9,600        $12,563
Lehman Brothers Municipal Bond
Index++                                                   $10,000        $13,837

* Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
**    Commencement of operations.
+ ML Minnesota Municipal Bond Fund invests primarily in long-term investment-grade obligations issued by or on behalf of the state of Minnesota, its political subdivisions, agencies and instrumentalities and obligations of other qualifying issuers.
++ This unmanaged Index consists of long-term revenue bonds, prerefunded bonds, general obligation bonds and insured bonds. The starting date for the Index in the Class A & Class B Shares is 3/31/92 and in the Class C & Class D Shares graph is 10/31/94.

Past performance is not predictive of future performance.

Average Annual Total Return

                                              % Return Without   % Return With
                                                Sales Charge     Sales Charge**
================================================================================
Class A Shares*
================================================================================
Year Ended 6/30/98                                 +8.35%           +4.02%
--------------------------------------------------------------------------------
Five Years Ended 6/30/98                           +5.59            +4.73
--------------------------------------------------------------------------------
Inception (3/27/92)
through 6/30/98                                    +7.06            +6.37
--------------------------------------------------------------------------------
*     Maximum sales charge is 4%.
**    Assuming maximum sales charge.

                                                 % Return          % Return
                                                Without CDSC      With CDSC**
================================================================================
Class B Shares*
================================================================================
Year Ended 6/30/98                                 +7.80%           +3.80%
--------------------------------------------------------------------------------
Five Years Ended 6/30/98                           +5.05            +5.05
--------------------------------------------------------------------------------
Inception (3/27/92)
through 6/30/98                                    +6.52            +6.52
--------------------------------------------------------------------------------
* Maximum contingent deferred sales charge is 4% and is reduced to 0% after 4 years.
**    Assuming payment of applicable contingent deferred sales charge.

================================================================================
                                                 % Return          % Return
                                                Without CDSC      With CDSC**
================================================================================
Class C Shares*
================================================================================
Year Ended 6/30/98                                 +7.70%           +6.70%
--------------------------------------------------------------------------------
Inception (10/21/94)
through 6/30/98                                    +6.93            +6.93
--------------------------------------------------------------------------------
* Maximum contingent deferred sales charge is 1% and is reduced to 0% after 1 year.
**    Assuming payment of applicable contingent deferred sales charge.


================================================================================
                                              % Return Without   % Return With
                                                Sales Charge     Sales Charge**
================================================================================
  Class D Shares*
================================================================================
Year Ended 6/30/98                                 +8.24%           +3.91%
--------------------------------------------------------------------------------
Inception (10/21/94)
through 6/30/98                                    +7.52            +6.33
--------------------------------------------------------------------------------
*     Maximum sales charge is 4%.
**    Assuming maximum sales charge.

Merrill Lynch Minnesota Municipal Bond Fund                        July 31, 1998

SCHEDULE OF INVESTMENTS                                           (in Thousands)

S&P      Moody's   Face                                                                                                      Value
Ratings  Ratings  Amount                                  Issue                                                            (Note 1a)
====================================================================================================================================
Minnesota--98.1%
====================================================================================================================================
NR*      A3       $1,475   Alexandria, Minnesota, Independent School District No. 206, UT, Series A,
                           6.30% due 2/01/2010                                                                              $  1,593
------------------------------------------------------------------------------------------------------------------------------------
AA-      Aa3       2,225   Anoka County, Minnesota, Solid Waste Disposal Revenue Bonds (National Rural Utilities),
                           AMT, Series A, 6.95% due 12/01/2008                                                                 2,369
------------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa       1,375   Bass Brook, Minnesota, PCR, Refunding (Minnesota Power and Light Company Project),
                           6% due 7/01/2022 (b)                                                                                1,470
------------------------------------------------------------------------------------------------------------------------------------
NR*      A3        1,000   Clay County, Minnesota, Housing and Redevelopment Authority, Lease Revenue Bonds,
                           6.50% due 2/01/2004 (e)                                                                             1,106
------------------------------------------------------------------------------------------------------------------------------------
A-       NR*       1,000   Cloquet, Minnesota, PCR, Refunding (Potlatch Corporation Projects), 5.90% due 10/01/2026            1,052
------------------------------------------------------------------------------------------------------------------------------------
AAA      NR*       3,530   Coon Rapids, Minnesota, M/F Housing Revenue Refunding Bonds (Browns Meadow),
                           AMT, 6.85% due 8/01/2033 (f)                                                                        3,723
------------------------------------------------------------------------------------------------------------------------------------
NR*      Aa1       1,500   Hastings, Minnesota, Independent School District No. 200, UT, Series A, 5% due 2/01/2022            1,458
------------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa       1,215   Kenyon Wanamingo, Minnesota, Independent School District No. 2172, UT, 5.90%
                           due 2/01/2015 (b)                                                                                   1,315
------------------------------------------------------------------------------------------------------------------------------------
A-       Baa1      2,000   Minneapolis and Saint Paul, Minnesota, Housing and Redevelopment Authority, Health Care
                           System Revenue Bonds (Group Health Plan Incorporated Project), 6.90% due 10/15/2022                 2,179
------------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa       3,000   Minneapolis and Saint Paul, Minnesota, Metropolitan Airports Commission, Airport Revenue
                           Bonds, Series A, 5% due 1/01/2022 (a)                                                               2,930
------------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa       1,500   Minneapolis, Minnesota, Sales Tax Refunding Bonds, GO, UT, 6.25% due 4/01/2012                      1,627
------------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa       1,300   Minnesota Public Facilities Authority, Water, PCR, Series A, 6.50% due 3/01/2002 (e)                1,426
------------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa       1,500   Minnesota State, GO, UT, 6% due 10/01/2014                                                          1,627
------------------------------------------------------------------------------------------------------------------------------------
                           Minnesota State, HFA, S/F Mortgage:
AA+      Aa2       1,750     AMT, Series E, 6.85% due 1/01/2024                                                                1,854
AA       Aa2       1,400     AMT, Series L, 6.70% due 7/01/2020                                                                1,490
AA       Aa2         800     Series A, 6.95% due 7/01/2016                                                                       855
AA       Aa2       1,545     Series D-1, 6.50% due 1/01/2017                                                                   1,638
------------------------------------------------------------------------------------------------------------------------------------
AAA      NR*       1,000   Minnesota State Higher Educational Facilities Authority, Mortgage Revenue Bonds
                           (Augsburg College), Series 3-G, 6.50% due 1/01/2011 (c)                                             1,048
------------------------------------------------------------------------------------------------------------------------------------

PORTFOLIO ABBREVIATIONS

To simplify the listings of Merrill Lynch Minnesota Municipal Bond Fund's portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list below and at right.

AMT   Alternative Minimum Tax (subject to)
GO    Government Obligation Bonds
HFA   Housing Finance Agency
IDR   Industrial Development Revenue Bonds
IRS   Inverse Rate Securities
M/F   Multi-Family
PCR   Pollution Control Revenue Bonds
S/F   Single-Family
UT    Unlimited Tax

Merrill Lynch Minnesota Municipal Bond Fund                        July 31, 1998

SCHEDULE OF INVESTMENTS (concluded)                               (in Thousands)

S&P      Moody's   Face                                                                                                      Value
Ratings  Ratings  Amount                                  Issue                                                            (Note 1a)
====================================================================================================================================
Minnesota (concluded)
====================================================================================================================================
                           Minnesota State Higher Educational Facilities Authority Revenue Bonds:
NR*      Baa2     $2,000     (College at Saint Benedict), Series 4-T, 5.35% due 3/01/2020                                    $ 1,990
NR*      Aa3       2,250     Refunding (Macalester College), Series 3-J, 6.40% due 3/01/2002 (e)                               2,419
NR*      A3          785     (Saint Olaf College), Series 4-R, 5.25% due 10/01/2023                                              782
------------------------------------------------------------------------------------------------------------------------------------
NR*      A           750   Northfield, Minnesota, College Facilities Revenue Refunding Bonds (Saint Olaf College
                           Project), 6.40% due 10/01/2021                                                                        812
------------------------------------------------------------------------------------------------------------------------------------
AA+      NR*       3,450   Rochester, Minnesota, Health Care Facilities Revenue Bonds (Mayo Foundation),
                           IRS, Series H, 8.077% due 11/15/2015 (g)                                                            3,976
------------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa       1,000   Saint Francis, Minnesota, Independent School District No. 015, UT, Series A, 6.35%
                           due 2/01/2013 (d)                                                                                   1,123
------------------------------------------------------------------------------------------------------------------------------------
AA+      Aa2       1,820   Saint Paul, Minnesota, GO (Block 39 Project), 4.75% due 2/01/2019                                   1,715
------------------------------------------------------------------------------------------------------------------------------------
A-       NR*       1,750   Saint Paul, Minnesota, Housing and Redevelopment Authority, Parking Revenue Bonds,
                           Series A, 6.55% due 8/01/2000 (e)                                                                   1,870
------------------------------------------------------------------------------------------------------------------------------------
                           Sartell, Minnesota, Refunding (Champion International):
BBB      Baa1        990     IDR, 6.95% due 7/01/2012                                                                          1,082
BBB      Baa1        665     PCR, 6.95% due 10/01/2012                                                                           727
------------------------------------------------------------------------------------------------------------------------------------
Total Investments (Cost--$44,142)--98.1%                                                                                      47,256
Other Assets Less Liabilities--1.9%                                                                                              900
                                                                                                                             -------
Net Assets--100.0%                                                                                                           $48,156
                                                                                                                             =======
------------------------------------------------------------------------------------------------------------------------------------

(a)   AMBAC Insured.
(b)   MBIA Insured.
(c)   Connie Lee Insured.
(d)   FSA Insured.
(e)   Prerefunded.
(f)   FHA Insured.
(g) The interest rate is subject to change periodically and inversely based on prevailing market rates. The interest rate shown is the rate in effect at July 31, 1998.
*     Not Rated.
Ratings of issues shown have not been audited by Deloitte & Touche llp.

See Notes to Financial Statements.

Merrill Lynch Minnesota Municipal Bond Fund                        July 31, 1998

FINANCIAL INFORMATION

Statement of Assets and Liabilities as of July 31, 1998
==================================================================================================================
Assets:              Investments, at value (identified cost--$44,141,913) (Note 1a) ..                $ 47,255,674
                     Cash ............................................................                     309,005
                     Receivables:
                       Interest ......................................................   $  767,484
                       Beneficial interest sold ......................................       45,332       812,816
                                                                                         ----------
                     Prepaid registration fees and other assets (Note 1e) ............                      9,479
                                                                                                     ------------
                     Total assets ....................................................                 48,386,974
                                                                                                     ------------
-----------------------------------------------------------------------------------------------------------------
Liabilities:         Payables:
                       Beneficial interest redeemed ..................................      107,185
                       Dividends to shareholders (Note 1f) ...........................       36,293
                       Investment adviser (Note 2) ...................................       23,988
                       Distributor (Note 2) ..........................................       18,334       185,800
                                                                                         ----------
                     Accrued expenses and other liabilities ..........................                     44,911
                                                                                                     ------------
                     Total liabilities ...............................................                    230,711
                                                                                                     ------------
-----------------------------------------------------------------------------------------------------------------
Net Assets:          Net assets ......................................................               $ 48,156,263
                                                                                                     ============
-----------------------------------------------------------------------------------------------------------------
Net Assets           Class A Shares of beneficial interest, $.10 par value,
Consist of:          unlimited number of shares authorized ...........................               $     64,791
                     Class B Shares of beneficial interest, $.10 par value,
                     unlimited number of shares authorized ...........................                    357,452
                     Class C Shares of beneficial interest, $.10 par value,
                     unlimited number of shares authorized ...........................                     13,316
                     Class D Shares of beneficial interest, $.10 par value,
                     unlimited number ofshares authorized ............................                     10,563
                     Paid-in capital in excess of par ................................                 45,140,923
                     Accumulated realized capital losses on investments--net (Note 5)                    (526,274)
                     Accumulated distributions in excess of realized capital
                     gains--net (Note 1f) ............................................                    (18,269)
                     Unrealized appreciation on investments--net .....................                  3,113,761
                                                                                                     ------------
                     Net assets ......................................................               $ 48,156,263
                                                                                                     ============
-----------------------------------------------------------------------------------------------------------------
Net Asset Value:     Class A--Based on net assets of $6,992,916 and 647,914 shares
                     of beneficial interest outstanding ..............................               $      10.79
                                                                                                     ============
                     Class B--Based on net assets of $38,584,824 and 3,574,517 shares
                     of beneficial interest outstanding ..............................               $      10.79
                                                                                                     ============
                     Class C--Based on net assets of $1,437,526 and 133,156 shares
                     of beneficial interest outstanding ..............................               $      10.80
                                                                                                     ============
                     Class D--Based on net assets of $1,140,997 and 105,633 shares
                     of beneficial interest outstanding ..............................               $      10.80
                                                                                                     ============
-----------------------------------------------------------------------------------------------------------------

            See   Notes to Financial Statements.

Merrill Lynch Minnesota Municipal Bond Fund                        July 31, 1998

Statement of Operations
=================================================================================================================
                                                                                               For the Year Ended
                                                                                                    July 31, 1998
-----------------------------------------------------------------------------------------------------------------
Investment Income    Interest and amortization of premium and discount earned ........                $ 2,822,673
(Note 1d):
-----------------------------------------------------------------------------------------------------------------
Expenses:            Investment advisory fees (Note 2) ...............................   $  263,497
                     Account maintenance and distribution fees--Class B (Note 2) .....      196,872
                     Professional fees ...............................................       58,481
                     Accounting services (Note 2) ....................................       34,032
                     Printing and shareholder reports ................................       28,427
                     Transfer agent fees--Class B (Note 2) ...........................       24,725
                     Registration fees (Note 1e) .....................................       13,929
                     Account maintenance and distribution fees--Class C (Note 2) .....        7,989
                     Pricing fees ....................................................        5,204
                     Custodian fees ..................................................        3,978
                     Transfer agent fees--Class A (Note 2) ...........................        3,347
                     Trustees' fees and expenses .....................................        2,707
                     Account maintenance fees--Class D (Note 2) ......................          868
                     Transfer agent fees--Class C (Note 2) ...........................          839
                     Transfer agent fees--Class D (Note 2) ...........................          458
                                                                                         ----------
                     Total expenses ..................................................                    645,353
                                                                                                      -----------
                     Investment income--net ..........................................                  2,177,320
                                                                                                      -----------
-----------------------------------------------------------------------------------------------------------------
Realized &           Realized gain on investments--net ...............................                    616,732
Unrealized Gain on   Change in unrealized appreciation on investments--net ...........                   (284,517)
Investments--Net                                                                                      -----------
(Notes 1b, 1d & 3):  Net Increase in Net Assets Resulting from Operations ............                $ 2,509,535
                                                                                                      ===========
-----------------------------------------------------------------------------------------------------------------

                     See Notes to Financial Statements.

Merrill Lynch Minnesota Municipal Bond Fund                        July 31, 1998

Statements of Changes in Net Assets
=========================================================================================================
                                                                                For the Year Ended
                                                                                    July 31,
                                                                         --------------------------------
Increase (Decrease) in Net Assets:                                              1998              1997
---------------------------------------------------------------------------------------------------------
Operations:      Investment income--net ...............................  $    2,177,320    $    2,404,683
                 Realized gain on investments--net ....................         616,732           896,743
                 Change in unrealized appreciation on investments--net         (284,517)        1,244,511
                                                                         --------------    --------------
                 Net increase in net assets resulting from operations .       2,509,535         4,545,937
                                                                         --------------    --------------
---------------------------------------------------------------------------------------------------------
Dividends &      Investment income--net:
Distributions to  Class A .............................................        (315,526)         (280,685)
Shareholders      Class B .............................................      (1,761,245)       (2,028,556)
(Note 1f):        Class C .............................................         (58,204)          (54,617)
                  Class D .............................................         (42,345)          (40,825)
                 In excess of realized gain on investments--net:
                  Class A .............................................          (2,415)               --
                  Class B .............................................         (15,060)               --
                  Class C .............................................            (477)               --
                  Class D .............................................            (317)               --
                                                                         --------------    --------------
                 Net decrease in net assets resulting from dividends and
                 distributions to shareholders ........................      (2,195,589)       (2,404,683)
                                                                         --------------    --------------
---------------------------------------------------------------------------------------------------------
Beneficial       Net decrease in net assets derived from beneficial
Interest         interest transactions ................................        (946,214)       (9,836,070)
Transactions                                                             --------------    --------------
(Note 4):
---------------------------------------------------------------------------------------------------------
Net Assets:      Total decrease in net assets .........................        (632,268)       (7,694,816)
                 Beginning of year ....................................      48,788,531        56,483,347
                                                                         --------------    --------------
                 End of year ..........................................  $   48,156,263    $   48,788,531
                                                                         ==============    ==============
---------------------------------------------------------------------------------------------------------

                 See Notes to Financial Statements.

Merrill Lynch Minnesota Municipal Bond Fund                        July 31, 1998

Financial Highlights
====================================================================================================================
                                                                                        Class A
The following per share data and ratios have been derived           ------------------------------------------------
from information provided in the financial statements.                         For the Year Ended July 31,
                                                                    ------------------------------------------------
Increase (Decrease) in Net Asset Value:                               1998      1997       1996      1995      1994
--------------------------------------------------------------------------------------------------------------------
Per Share            Net asset value, beginning of year .........   $ 10.72   $ 10.28    $ 10.31   $ 10.33   $ 10.83
Operating                                                           -------   -------    -------   -------   -------
Performance:         Investment income--net .....................       .54       .53        .54       .55       .55
                     Realized and unrealized gain (loss) on
                     investments--net ...........................       .07       .44       (.03)     (.02)     (.35)
                                                                    -------   -------    -------   -------   -------
                     Total from investment operations ...........       .61       .97        .51       .53       .20
                                                                    -------   -------    -------   -------   -------
                     Less dividends and distributions:
                       Investment income--net ...................      (.54)     (.53)      (.54)     (.55)     (.55)
                       In excess of realized gain on
                       investments--net .........................       --+        --         --        --      (.15)
                                                                    -------   -------    -------   -------   -------
                     Total dividends and distributions ..........      (.54)     (.53)      (.54)     (.55)     (.70)
                                                                    -------   -------    -------   -------   -------
                     Net asset value, end of year ...............   $ 10.79   $ 10.72    $ 10.28   $ 10.31   $ 10.33
                                                                    =======   =======    =======   =======   =======
--------------------------------------------------------------------------------------------------------------------
Total Investment     Based on net asset value per share .........      5.85%     9.71%      4.98%     5.44%     1.87%
Return:*                                                            =======   =======    =======   =======   =======
--------------------------------------------------------------------------------------------------------------------
Ratios to Average    Expenses, net of reimbursement .............       .91%      .92%       .84%      .75%      .69%
Net Assets:                                                         =======   =======    =======   =======   =======
                     Expenses ...................................       .91%      .92%       .95%      .92%     1.03%
                                                                    =======   =======    =======   =======   =======
                     Investment income--net .....................      4.98%     5.09%      5.16%     5.51%     5.18%
                                                                    =======   =======    =======   =======   =======
--------------------------------------------------------------------------------------------------------------------
Supplemental         Net assets, end of year (in thousands) .....   $ 6,993   $ 5,390    $ 5,884   $ 6,936   $ 8,810
Data:                                                               =======   =======    =======   =======   =======
                     Portfolio turnover .........................     56.43%    28.42%     53.99%    22.36%    58.67%
                                                                    =======   =======    =======   =======   =======
--------------------------------------------------------------------------------------------------------------------

      *     Total investment returns exclude the effects of sales loads.
      +     Amount is less than $.01 per share.

            See Notes to Financial Statements.

Merrill Lynch Minnesota Municipal Bond Fund                        July 31, 1998

Financial Highlights (continued)
====================================================================================================================
                                                                                       Class B
The following per share data and ratios have been derived           ------------------------------------------------
from information provided in the financial statements.                        For the Year Ended July 31,
                                                                    ------------------------------------------------
Increase (Decrease) in Net Asset Value:                               1998      1997       1996      1995      1994
--------------------------------------------------------------------------------------------------------------------
Per Share            Net asset value, beginning of year .........   $ 10.72   $ 10.28    $ 10.31   $ 10.33   $ 10.83
Operating                                                           -------   -------    -------   -------   -------
Performance:         Investment income--net .....................       .48       .48        .48       .50       .50
                     Realized and unrealized gain (loss) on
                     investments--net ...........................       .07       .44       (.03)     (.02)     (.35)
                                                                    -------   -------    -------   -------   -------
                     Total from investment operations ...........       .55       .92        .45       .48       .15
                                                                    -------   -------    -------   -------   -------
                     Less dividends and distributions:
                       Investment income--net ...................      (.48)     (.48)      (.48)     (.50)     (.50)
                       In excess of realized gain on
                     investments--net ...........................       --+        --         --        --      (.15)
                                                                    -------   -------    -------   -------   -------
                     Total dividends and distributions ..........      (.48)     (.48)      (.48)     (.50)     (.65)
                                                                    -------   -------    -------   -------   -------
                     Net asset value, end of year ...............   $ 10.79   $ 10.72    $ 10.28   $ 10.31   $ 10.33
                                                                   ========  ========   ========  ========  ========
--------------------------------------------------------------------------------------------------------------------
Total Investment     Based on net asset value per share .........      5.31%     9.15%      4.44%     4.91%     1.35%
Return*                                                            ========  ========   ========  ========  ========
--------------------------------------------------------------------------------------------------------------------
Ratios to Average    Expenses, net of reimbursement .............      1.42%     1.43%      1.35%     1.27%     1.21%
Net Assets:                                                        ========  ========   ========  ========  ========
                     Expenses ...................................      1.42%     1.43%      1.46%     1.44%     1.54%
                                                                   ========  ========   ========  ========  ========
                     Investment income--net .....................      4.47%     4.58%      4.64%     5.00%     4.70%
                                                                   ========  ========   ========  ========  ========
--------------------------------------------------------------------------------------------------------------------
Supplemental         Net assets, end of year (in thousands) .....  $ 38,585  $ 41,274   $ 48,696  $ 52,023  $ 56,960
Data:                                                              ========  ========   ========  ========  ========
                     Portfolio turnover .........................     56.43%    28.42%     53.99%    22.36%    58.67%
                                                                   ========  ========   ========  ========  ========
--------------------------------------------------------------------------------------------------------------------

      *     Total investment returns exclude the effects of sales loads.
      +     Amount is less than $.01 per share.

            See Notes to Financial Statements.

Merrill Lynch Minnesota Municipal Bond Fund                        July 31, 1998

Financial Highlights (continued)
====================================================================================================================
                                                                                           Class C
                                                                              --------------------------------------
                                                                                                            For the
                                                                                                             Period
The following per share data and ratios have been derived                                                   Oct. 21,
from information provided in the financial statements.                         For the Year Ended July 31,  1994++ to
                                                                              ----------------------------  July 31,
Increase (Decrease) in Net Asset Value:                                         1998        1997      1996    1995
--------------------------------------------------------------------------------------------------------------------
Per Share            Net asset value, beginning of period ...............     $ 10.72    $ 10.28   $ 10.31    $ 9.99
Operating                                                                     -------    -------   -------   -------
Performance:         Investment income--net .............................         .47        .47       .47       .37
                     Realized and unrealized gain (loss) on
                       investments--net .................................         .08        .44      (.03)      .32
                                                                              -------    -------   -------   -------
                     Total from investment operations ...................         .55        .91       .44       .69
                                                                              -------    -------   -------   -------
                     Less dividends and distributions:
                       Investment income--net ...........................        (.47)      (.47)     (.47)     (.37)
                       In excess of realized gain on investments--net ...          --+        --        --        --
                                                                              -------    -------   -------   -------
                     Total dividends and distributions ..................        (.47)      (.47)     (.47)     (.37)
                                                                              -------    -------   -------   -------
                     Net asset value, end of period .....................     $ 10.80    $ 10.72   $ 10.28   $ 10.31
                                                                              =======    =======   =======   =======
--------------------------------------------------------------------------------------------------------------------
Total Investment     Based on net asset value per share .................        5.30%      9.04%     4.33%     7.13%+++
Return:**                                                                     =======    =======   =======   =======
--------------------------------------------------------------------------------------------------------------------
Ratios to Average    Expenses, net of reimbursement .....................        1.52%      1.53%     1.48%     1.46%*
Net Assets:                                                                   =======    =======   =======   =======
                     Expenses ...........................................        1.52%      1.53%     1.57%     1.61%*
                                                                              =======    =======   =======   =======
                     Investment income--net .............................        4.37%      4.48%     4.50%     4.70%*
                                                                              =======    =======   =======   =======
--------------------------------------------------------------------------------------------------------------------
Supplemental         Net assets, end of period (in thousands) ...........     $ 1,437    $ 1,201   $ 1,219   $   375
Data:                                                                         =======    =======   =======   =======
                     Portfolio turnover .................................       56.43%     28.42%    53.99%    22.36%
                                                                              =======    =======   =======   =======
--------------------------------------------------------------------------------------------------------------------

      *     Annualized.
      **    Total investment returns exclude the effects of sales loads.
      +     Amount is less than $.01 per share.
      ++    Commencement of operations.
      +++   Aggregate total investment return.

            See Notes to Financial Statements.

Merrill Lynch Minnesota Municipal Bond Fund                        July 31, 1998

FINANCIAL INFORMATION (concluded)

Financial Highlights (concluded)
====================================================================================================================
                                                                                             Class D
                                                                            ----------------------------------------
                                                                                                             For the
                                                                                                             Period
The following per share data and ratios have been derived                                                   Oct. 21,
from information provided in the financial statements.                       For the Year Ended July 31,   1994++ to
                                                                            ----------------------------    July 31,
Increase (Decrease) in Net Asset Value:                                      1998      1997       1996        1995
--------------------------------------------------------------------------------------------------------------------
Per Share            Net asset value, beginning of period ................    $ 10.73    $ 10.28   $ 10.31    $ 9.99
Operating                                                                     -------    -------   -------   -------
Performance:         Investment income--net ..............................        .53        .52       .53       .41
                     Realized and unrealized gain (loss) on
                       investments--net ..................................        .07        .45      (.03)      .32
                                                                              -------    -------   -------   -------
                     Total from investment operations ....................        .60        .97       .50       .73
                                                                              -------    -------   -------   -------
                     Less dividends and distributions:
                       Investment income--net ............................       (.53)      (.52)     (.53)     (.41)
                       In excess of realized gain on investments--net ....         --+        --        --        --
                                                                              -------    -------   -------   -------
                     Total dividends and distributions ...................       (.53)      (.52)     (.53)     (.41)
                                                                              -------    -------   -------   -------
                     Net asset value, end of period ......................    $ 10.80    $ 10.73   $ 10.28   $ 10.31
                                                                              =======    =======   =======   =======
--------------------------------------------------------------------------------------------------------------------
Total Investment     Based on net asset value per share ..................       5.74%      9.70%     4.88%     7.57%+++
Returns**                                                                     =======    =======   =======   =======
--------------------------------------------------------------------------------------------------------------------
Ratios to Average    Expenses, net of reimbursement ......................       1.01%      1.02%      .94%      .92%*
Net Assets:                                                                   =======    =======   =======   =======
                     Expenses ............................................       1.01%      1.02%     1.05%     1.07%*
                                                                              =======    =======   =======   =======
                     Investment income--net ..............................       4.88%      4.99%     5.05%     5.27%*
                                                                              =======    =======   =======   =======
--------------------------------------------------------------------------------------------------------------------
Supplemental         Net assets, end of period (in thousands) ............    $ 1,141    $   924   $   684   $   796
Data:                                                                         =======    =======   =======   =======
                     Portfolio turnover ..................................      56.43%     28.42%    53.99%    22.36%
                                                                              =======    =======   =======   =======
--------------------------------------------------------------------------------------------------------------------

      *     Annualized.
      **    Total investment returns exclude the effects of sales loads.
      +     Amount is less than $.01 per share.
      ++    Commencement of operations.
      +++   Aggregate total investment return.

            See Notes to Financial Statements.

Merrill Lynch Minnesota Municipal Bond Fund                        July 31, 1998

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

Merrill Lynch Minnesota Municipal Bond Fund (the "Fund") is part of Merrill Lynch Multi-State Municipal Series Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund offers four classes of shares under the Merrill Lynch Select Pricing(SM) System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds and other portfolio securities in which the Fund invests are traded primarily in the over-the-counter municipal bond and money markets and are valued at the last available bid price in the over-the-counter market or on the basis of yield equivalents as obtained from one or more dealers that make markets in the securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their settlement prices as of the close of such exchanges. Short-term investments with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust, including valuations furnished by a pricing service retained by the Trust, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Trustees.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on secu-rity transactions are determined on the identified cost basis.

(e) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(f) Dividends and distributions--Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. Distributions in excess of

Merrill Lynch Minnesota Municipal Bond Fund                        July 31, 1998

realized capital gains are due primarily to differing tax treatments for post-October losses.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with Merrill Lynch Funds Distributor ("MLFD" or "Distributor"), a division of Princeton Funds Distributor, Inc. ("PFD"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets at the following annual rates: 0.55% of the Fund's average daily net assets not exceeding $500 million; 0.525% of average daily net assets in excess of $500 million but not exceeding $1 billion; and 0.50% of average daily net assets in excess of $1 billion.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

--------------------------------------------------------------------------------
                                            Account            Distribution
                                        Maintenance Fee             Fee
--------------------------------------------------------------------------------
Class B ...............................        0.25%               0.25%
Class C ...............................        0.25%               0.35%
Class D ...............................        0.10%                 --
--------------------------------------------------------------------------------

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the year ended July 31, 1998, MLFD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:

--------------------------------------------------------------------------------
                                                MLFD           MLPF&S
--------------------------------------------------------------------------------
  Class A .............................         $154           $1,606
  Class D .............................         $987           $4,417
--------------------------------------------------------------------------------

For the year ended July 31, 1998, MLPF&S received contingent deferred sales charges of $19,130 and $36 relating to transactions in Class B and Class C Shares, respectively.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, FDS, PFD, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended July 31, 1998 were $27,633,923 and $26,315,482, respectively.

Net realized gains for the year ended July 31, 1998 and net unrealized gains as of July 31, 1998 were as follows:

--------------------------------------------------------------------------------
                                             Realized           Unrealized
                                               Gains               Gains
--------------------------------------------------------------------------------
Long-term investments .................     $  616,732        $  3,113,761
                                            ----------        ------------
Total .................................     $  616,732        $  3,113,761
                                            ==========        ============
--------------------------------------------------------------------------------

As of July 31, 1998, net unrealized appreciation for Federal income tax purposes aggregated $3,113,761, of which $3,123,352 related to appreciated securities and $9,591 related to depreciated securities. The aggregate cost of investments at July 31, 1998 for Federal income tax purposes was $44,141,913.

Merrill Lynch Minnesota Municipal Bond Fund                        July 31, 1998

NOTES TO FINANCIAL STATEMENTS (concluded)

4. Beneficial Interest Transactions:

Net decrease in net assets derived from beneficial interest transactions was $946,214 and $9,836,070 for the years ended July 31, 1998 and July 31, 1997, respectively.

Transactions in shares of beneficial interest for each class were as follows:

--------------------------------------------------------------------------------
Class A Shares for the Year                                            Dollar
Ended July 31, 1998                                  Shares            Amount
--------------------------------------------------------------------------------
Shares sold ....................................     214,660        $ 2,301,470
Shares issued to shareholders
in reinvestment of dividends
and distributions ..............................      20,231            217,725
                                                  ----------         -----------
Total issued ...................................     234,891          2,519,195
Shares redeemed ................................     (89,788)          (964,410)
                                                  ----------         -----------
Net increase ...................................     145,103        $ 1,554,785
                                                  ==========        ===========
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class A Shares for the Year                                            Dollar
Ended July 31, 1997                                  Shares            Amount
--------------------------------------------------------------------------------
Shares sold ....................................      98,009        $ 1,023,047
Shares issued to shareholders
in reinvestment of dividends ...................      14,256            148,635
                                                  ----------         -----------
Total issued ...................................     112,265          1,171,682
Shares redeemed ................................    (182,062)        (1,903,527)
                                                  ----------         -----------
Net decrease ...................................     (69,797)       $  (731,845)
                                                  ==========        ===========
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class B Shares for the Year                                            Dollar
Ended July 31, 1998                                  Shares            Amount
--------------------------------------------------------------------------------
Shares sold ....................................     316,348        $ 3,408,472
Shares issued to shareholders
in reinvestment of dividends
and distributions ..............................      87,293            938,516
                                                  ----------         -----------
Total issued ...................................     403,641          4,346,988
Automatic conversion
of shares ......................................      (2,144)           (23,303)
Shares redeemed ................................    (677,099)        (7,267,091)
                                                  ----------         -----------
Net decrease ...................................    (275,602)       $(2,943,406)
                                                  ==========        ===========
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class B Shares for the Year                                            Dollar
Ended July 31, 1997                                  Shares            Amount
--------------------------------------------------------------------------------
Shares sold ....................................     305,442        $ 3,191,085
Shares issued to shareholders
in reinvestment of dividends ...................     102,880          1,072,270
                                                  -----------        -----------
Total issued ...................................     408,322          4,263,355
Automatic conversion
of shares ......................................      (3,064)           (31,885)
Shares redeemed ................................  (1,293,215)       (13,469,917)
                                                  -----------        -----------
Net decrease ...................................    (887,957)       $(9,238,447)
                                                  ==========        ===========
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class C Shares for the Year                                            Dollar
Ended July 31, 1998                                  Shares            Amount
--------------------------------------------------------------------------------
Shares sold ....................................      33,779        $   364,740
Shares issued to shareholders
in reinvestment of dividends ...................       4,014             43,196
                                                  ----------        -----------
Total issued ...................................      37,793            407,936
Shares redeemed ................................     (16,648)          (179,829)
                                                  ----------        -----------
Net increase ...................................      21,145        $   228,107
                                                  ----------        -----------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class C Shares for the Year                                            Dollar
Ended July 31, 1997                                  Shares            Amount
--------------------------------------------------------------------------------
Shares sold ....................................      32,853        $   341,854
Shares issued to shareholders
in reinvestment of dividends ...................       3,607             37,599
                                                  ----------        -----------
Total issued ...................................      36,460            379,453
Shares redeemed ................................     (43,065)          (449,673)
                                                  ----------        -----------
Net decrease ...................................      (6,605)       $   (70,220)
                                                  ==========        ===========
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class D Shares for the Year                                            Dollar
Ended July 31, 1998                                  Shares            Amount
--------------------------------------------------------------------------------
Shares sold ....................................      36,837        $   399,229
Automatic conversion
of shares ......................................       2,144             23,303
Shares issued to shareholders
in reinvestment of dividends
and distributions ..............................       1,546             16,635
                                                  ----------        -----------
Total issued ...................................      40,527            439,167
Shares redeemed ................................     (20,983)          (224,867)
                                                  ----------        -----------
Net increase ...................................      19,544        $   214,300
                                                  ==========        ===========
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class D Shares for the Year                                            Dollar
Ended July 31, 1997                                  Shares            Amount
--------------------------------------------------------------------------------
Shares sold ....................................      17,418        $   181,470
Automatic conversion
of shares ......................................       3,064             31,885
Shares issued to shareholders
in reinvestment of dividends ...................       1,541             16,086
                                                  ----------        -----------
Total issued ...................................      22,023            229,441
Shares redeemed ................................      (2,396)           (24,999)
                                                  ----------        -----------
Net increase ...................................      19,627        $   204,442
                                                  ==========        ===========
--------------------------------------------------------------------------------

5. Capital Loss Carryforward:

At July 31, 1998, the Fund had a net capital loss carryforward of approximately $51,000, all of which expires in 2004. This amount will be available to offset like amounts of any future taxable gains.

Merrill Lynch Minnesota Municipal Bond Fund                        July 31, 1998

INDEPENDENT AUDITORS' REPORT

The Board of Trustees and Shareholders, Merrill Lynch Minnesota Municipal Bond Fund of Merrill Lynch Multi-State Municipal Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch Minnesota Municipal Bond Fund of Merrill Lynch Multi-State Municipal Series Trust as of July 31, 1998, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at July 31, 1998 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Merrill Lynch Minnesota Municipal Bond Fund of Merrill Lynch Multi-State Municipal Series Trust as of July 31, 1998, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
September 4, 1998

Merrill Lynch Minnesota Municipal Bond Fund                        July 31, 1998

IMPORTANT TAX INFORMATION (unaudited)

All of the net investment income distributions paid monthly by Merrill Lynch Minnesota Municipal Bond Fund during its taxable year ended July 31, 1998 qualify as tax-exempt interest dividends for Federal income tax purposes. Additionally, the following table summarizes the taxable ordinary income distributions paid by the Fund during the year:

--------------------------------------------------------------------------------
Record                               Payable                     Ordinary
Date                                  Date                        Income
--------------------------------------------------------------------------------
12/19/97                             12/31/97                    $.004163
--------------------------------------------------------------------------------

There were no capital gains distributions made by the Fund during the year.

Please retain this information for your records.

Merrill Lynch Minnesota Municipal Bond Fund                        July 31, 1998

OFFICERS AND TRUSTEES

Arthur Zeikel, President and Trustee
James H. Bodurtha, Trustee
Herbert I. London, Trustee
Robert R. Martin, Trustee
Joseph L. May, Trustee
Andre F. Perold, Trustee
Terry K. Glenn, Executive Vice President
Vincent R. Giordano, Senior Vice President
Donald C. Burke, Vice President
Hugh T. Hurley III, Vice President
Kenneth A. Jacob, Vice President
Gerald M. Richard, Treasurer
Robert E. Putney, III, Secretary

Custodian

State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101

Transfer Agent

Financial Data Services, Inc.
4800 Deer Lake Drive East
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This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Merrill Lynch Minnesota
Municipal Bond Fund
Merrill Lynch Multi-State
Municipal Series Trust
Box 9011
Princeton, NJ
08543-9011                                                           #16187-7/98

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